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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                    PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported)      October 17, 1994
                                                     ---------------------------



                         DELMARVA POWER & LIGHT COMPANY
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               (Exact Name of Registrant as Specified in Charter)





   Delaware and Virginia                     I-1405              51-0084283
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(State or Other Jurisdiction              (Commission        (IRS Employer
     of Incorporation)                    File Number)       Identification No.)




800 King Street, P.O. Box 231, Wilmington, Delaware                    19899
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     (Address of Principal Executive Offices)                        (Zip Code)




       Registrant's Telephone Number, Including Area Code    302-429-3448
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                                      None
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS
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     Delmarva Power & Light Company (the "Company") announces the results of its early retirement option and its consideration of the accounting treatment of the costs of the early retirement option. See the press release of the Company attached as Exhibit 99 hereto.

Exhibits

Exhibit No.             Description of Exhibit                  Reference
- -----------             ----------------------                  ---------

    99                  Press Release of Delmarva Power         Filed Herewith
                        & Light Company



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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              Delmarva Power & Light Company
                                              ------------------------------
                                                       (Registrant)



Date:  October 17, 1994                               /s/  B. S. Graham
                                              ---------------------------------
                                              Barbara S. Graham, Vice President
                                              & Chief Financial Officer


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                                 EXHIBIT INDEX
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Exhibit 99.   Additional Exhibits
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Contents                                                            Page No.
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Press Release of Delmarva Power & Light Company                         5



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